EXPLANATORY NOTE

This filing relates to the WisdomTree MidCap Dividend Fund, WisdomTree SmallCap Dividend Fund, WisdomTree Emerging Markets Equity Income Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Europe Hedged Equity Fund, and WisdomTree Asia Pacific ex-Japan Fund (the “Funds”), each a separate series of WisdomTree Trust (the “Trust”). The sole purpose of the filing is to file as an Exhibit to the Trust’s Registration Statement, risk/return summary information in interactive data format for the Funds.

Exhibit Index

Exhibit No.

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase